SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported) August 17, 1999

                              Universal Bank, N.A.
                 (Originator of the Universal Card Master Trust)
                           Universal Card Master Trust
                   (Issuer of the Asset Backed Certificates)
             (Exact name of registrant as specified in its charter)

United States of America         33-93806                  58-1885168
   (State or Other           (Commission File            (IRS Employer
   Jurisdiction of                Number)                Identification
    Incorporation)                                           Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


        Registrants telephone number, including area code (706) 562-2200


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  July 31 1999 for the Universal Card Master Trust Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-3, and
                  Series 1997-1 Certificates were distributed on August 17,
                  1999.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5.

      Exhibit 20.1                  Monthly Servicing Report dated
                                    August 17, 1999 with respect to the
                                    Universal Card Master Trust Series 1995-2.

      Exhibit 20.2                  Monthly Servicing Report dated
                                    August 17, 1999 with respect to the
                                    Universal Card Master Trust Series 1995-3.

      Exhibit 20.3                  Monthly Servicing Report dated
                                    August 17, 1999 with respect to the
                                    Universal Card Master Trust Series 1996-1.

      Exhibit 20.4                  Monthly Servicing Report dated
                                    August 17, 1999 with respect to the
                                    Universal Card Master Trust Series 1996-3.

      Exhibit 20.5                  Monthly Servicing Report dated
                                    August 17, 1999 with respect to the
                                    Universal Card Master Trust Series 1997-1.





                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                             By:     /s/Meridith Jarrell
                                             Name:   Meridith Jarrell
                                             Title:  President & Chief
                                                     Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              August 17, 1999 with respect to the
                              Universal Card Master Trust
                              Series 1995-2.

20.2                          Monthly Servicing Report dated
                              August 17, 1999 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.3                          Monthly Servicing Report dated
                              August 17, 1999 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.4                          Monthly Servicing Report dated
                              August 17, 1999 with respect to the
                              Universal Card Master Trust Series 1996-3.

20.5                          Monthly Servicing Report dated
                              August 17, 1999 with respect to the
                              Universal Card Master Trust Series 1997-1.

     Exhibit 20.1
     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1995-2

     Monthly Report                            31-Jul-99
     Distribution Date                         17-Aug-99
     ----------------------------------------------------------------------

     Monthly Trust Activity                 Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor       675,000,000.00     35,625,000.00
     Amount
     Adjusted Invested /Transferor        675,000,000.00     35,625,000.00
     Amount
     Floating Allocation Percentage          90.0000000%        4.7500000%
     Principal Allocation Percentage         90.0000000%        4.7500000%
     Finance Charge Collections             9,215,340.09        486,365.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                102,599,815.94      5,414,990.29
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                               2,415,087.52        127,462.95
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                               262,317.78         13,844.55
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                            0.00
     Charged-Off Principal                          0.00              0.00
     Reimbursed Principal                           0.00              0.00
     Ending Invested/Transferor Amounts   675,000,000.00     35,625,000.00
     ----------------------------------------------------------------------
     Group II Information                Series 1995-2        Series
     Invested Amount                      750,000,000.00              0.00
     Average Rate                               5.93508%           0.0000%
     Investor Finance Charge               10,530,730.97              0.00
     Collections
     Investor Principal Collections       113,999,795.49              0.00
     Investor Default Amount Due            2,683,430.58              0.00
     Investor Monthly Interest Due          3,703,373.44              0.00
     Investor Monthly Fees Due              1,250,000.00              0.00
     Investor Additional Amounts Due                0.00              0.00
     ----------------------------------------------------------------------
     Monthly Funding Requirements           Class A           Class B
     Investor Coupon                            5.95000%          6.10000%
     Investor Monthly Interest Due          3,346,875.00        181,093.75
     Investor Outstanding Interest Due              0.00              0.00
     Investor Additional Interest Due              0.00              0.00
     Investor Total Interest Due            3,346,875.00        181,093.75
     Investor  Default Amount Due           2,415,087.52        127,462.95
     Investor Monthly Fees Due              1,125,000.00         59,375.00
     Investor Additional Fees Due                  0.00              0.00
     Total                                  6,886,962.52        367,931.70

     ----------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ----------------------------------------------------------------------
     Application of Collections             Class A           Class B
     Available Funds                        9,479,144.27        500,209.72
     Monthly Interest Paid                  3,346,875.00        181,093.75
     Investor Default Amount Paid           2,415,087.52              0.00
     Excess Spread                          3,717,181.75        319,115.97
     ----------------------------------------------------------------------
     Monthly Interest Shortfall                     0.00              0.00
     Investor Default Amount Shortfall              0.00        127,462.95
     Required Amount                                0.00        127,462.95
     ----------------------------------------------------------------------
     Monthly Interest Paid                          0.00              0.00
     Investor Default Paid                          0.00        127,462.95
     Investor Additional Amounts Paid               0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ----------------------------------------------------------------------
     Reallocated Principal                                            0.00
     Monthly Interest Paid                          0.00              0.00
     Investor Default Paid                          0.00              0.00
     ----------------------------------------------------------------------
     Outstanding Monthly Interest                   0.00              0.00
     Principal Charge-Offs                          0.00              0.00
     ----------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                 0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ----------------------------------------------------------------------
     Certificates                           Class A           Class B
     Beginning Certificates Balance       675,000,000.00     35,625,000.00
     Interest Distribution                  3,346,875.00        181,093.75
     Principal Distribution                         0.00              0.00
     Total Distribution                     3,346,875.00        181,093.75
     Ending Certificate Balance           675,000,000.00     35,625,000.00
     Pool Factor                             100.000000%       100.000000%
     Total Distribution Per 1,000                 4.9583            5.0833
     Certificate
     ----------------------------------------------------------------------
     Interest Distribution Per 1,000              4.9583            5.0833
     Certificate
     Principal Distribution Per 1,000             0.0000            0.0000
     Certificate


     Delinquencies                            1-30             31-60

     Number of Accounts                          247,638            62,676
     Balance of Accounts                     586,278,603       163,179,971

     31+Days Delinquency Rate                                      2.9626%

     Change in Account Owner Retained                              0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor            0.0000%
     Current Month Account Owner Retained Interest                 0.0000%
     Factor

     Monthly Trust Activity               CIA Investor       Investor
                                                             Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        39,375,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor         39,375,000.00    750,000,000.00
     Amount
     Floating Allocation Percentage           5.2500000%       77.8045150%
     Principal Allocation Percentage          5.2500000%       77.8045150%
     Finance Charge Collections               537,561.51     10,239,266.77
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  5,984,989.26    113,999,795.49
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 140,880.11      2,683,430.58
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                15,301.87        291,464.20
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                          0.00
     Charged-Off Principal                          0.00
     Reimbursed Principal                           0.00
     Ending Invested/Transferor Amounts    39,375,000.00    750,000,000.00
     ----------------------------------------------------------------------
     Group II Information                    Series           Series
     Invested Amount                                0.00              0.00
     Average Rate                                0.0000%           0.0000%
     Investor Finance Charge                        0.00              0.00
     Collections
     Investor Principal Collections                 0.00              0.00
     Investor Default Amount Due                    0.00              0.00
     Investor Monthly Interest Due                  0.00              0.00
     Investor Monthly Fees Due                      0.00              0.00
     Investor Additional Amounts Due                0.00              0.00
     ----------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor         Total
     Investor Coupon                            5.53000%
     Investor Monthly Interest Due            175,404.69      3,703,373.44
     Investor Outstanding Interest Due              0.00              0.00
     Investor Additional Interest Due              0.00              0.00
     Investor Total Interest Due              175,404.69      3,703,373.44
     Investor  Default Amount Due             140,880.11      2,683,430.58
     Investor Monthly Fees Due                 65,625.00      1,250,000.00
     Investor Additional Fees Due                  0.00              0.00
     Total                                    381,909.79      7,636,804.02

     ----------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections         10,530,730.97
     Interest/Principal/Spread                                    1,486.40
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                12.56%
     Base Rate                                                       7.93%
     ----------------------------------------------------------------------
     Application of Collections           CIA Investor         Total
     Available Funds                          552,863.38     10,532,217.37
     Monthly Interest Paid                          0.00      3,527,968.75
     Investor Default Amount Paid                   0.00      2,415,087.52
     Excess Spread                            552,863.38      4,589,161.10
     ----------------------------------------------------------------------
     Monthly Interest Shortfall                                       0.00
     Investor Default Amount Shortfall                          127,462.95
     Required Amount                                            127,462.95
     ----------------------------------------------------------------------
     Monthly Interest Paid                    175,404.69        175,404.69
     Investor Default Paid                    140,880.11        268,343.06
     Investor Additional Amounts Paid               0.00              0.00
     Servicing Fee Paid                                       1,250,000.00
     Excess Finance Charge Collections                        2,895,413.35
     ----------------------------------------------------------------------
     Reallocated Principal                          0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                            0.00
     ----------------------------------------------------------------------
     Outstanding Monthly Interest                   0.00
     Principal Charge-Offs                          0.00
     ----------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                 0.00              0.00
     Principal Funding Account Deposit                                0.00
     Principal Funding Account Balance                                0.00
     ----------------------------------------------------------------------
     Certificates                         CIA Investor         Total
     Beginning Certificates Balance        39,375,000.00    750,000,000.00
     Interest Distribution                    175,404.69      3,703,373.44
     Principal Distribution                         0.00              0.00
     Total Distribution                       175,404.69      3,703,373.44
     Ending Certificate Balance            39,375,000.00    750,000,000.00
     Pool Factor                             100.000000%
     Total Distribution Per 1,000                 4.4547
     Certificate
     ----------------------------------------------------------------------
     Interest Distribution Per 1,000              4.4547
     Certificate
     Principal Distribution Per 1,000             0.0000
     Certificate


     Delinquencies                           61-90            91-120

     Number of Accounts                           36,659            24,025
     Balance of Accounts                     106,273,943        74,260,510

     31+Days Delinquency Rate                       0.00 CIA Investor
                                                         Interest Reduced
                                                         Margin

     Monthly Trust Activity                Transferor         Series
                                            Interest        Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                    6.38%
     Beginning Invested /Transferor       213,954,340.89    963,954,340.89
     Amount
     Adjusted Invested /Transferor        213,954,340.89    963,954,340.89
     Amount
     Floating Allocation Percentage          22.1954850%      100.0000000%
     Principal Allocation Percentage         22.1954850%      100.0000000%
     Finance Charge Collections             2,920,980.76     13,160,247.54
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 32,521,001.47    146,520,796.97
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 765,508.83      3,448,939.41
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                83,146.71        374,610.90
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   197,430,935.00    947,430,935.00
     ----------------------------------------------------------------------
     Group II Information                 Group Total
     Invested Amount                      750,000,000.00
     Average Rate                               5.93508%
     Investor Finance Charge               10,530,730.97
     Collections
     Investor Principal Collections       113,999,795.49
     Investor Default Amount Due            2,683,430.58
     Investor Monthly Interest Due          3,703,373.44
     Investor Monthly Fees Due              1,250,000.00
     Investor Additional Amounts Due                0.00
     ----------------------------------------------------------------------

     Delinquencies                            121+             Total

     Number of Accounts                           31,251           402,249
     Balance of Accounts                     103,696,406  1,033,689,432.55

     Monthly Trust Activity                  Trust
                                             Totals
     Beginning Principal  Receivables   15,101,951,340.68
     Balance
     Special Funding Account Balance                0.00
     Ending Total Principal Balance     15,101,951,340.68
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections           206,177,211.40
     Total Yield                                  16.38%
     Trust Portfolio Yield                        12.56%
     Principal Collections              2,295,492,485.79
     Discount Percentage                           0.00%
     Discount Option Receivable                     0.00
     Collections
     Monthly Payment Rate                         15.20%
     Defaults                              54,033,384.04
     Monthly Default Rate                          4.29%
     Net Monthly Default Rate                      3.83%
     Recoveries                             5,868,904.12
     Adjustments                           18,983,852.86
     New Receivables                    2,109,643,030.31
     Ending Principal  Receivables      14,843,084,648.30
     Balance
     Minimum Series Required Balance      802,500,000.00
     Special Funding Account Balance                0.00
     Ending Total Principal Balance     14,843,084,648.30

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 14,843,084,648.30
     ----------------------------------------------------

Group:                                  Group II
Series:                                 Series 1995-2
Supplement Date:                        15-Nov-95


MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/99 with respect to the performance of the Trust during the month of 07/01/99 to 07/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                             $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                             $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     A
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                    $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                               $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                   $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                              $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                             $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                             $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                   $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                        $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth in paragraph 1 above, per $1,000
     original certificate principal                                 $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                        $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                   $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class B Certificates exceeds the
     Class B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                              $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                          $175,404.69
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                         $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                     $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                         $15,101,951,340.68
Receivables:
Beginning of the Month Finance Charge Receivables:        $342,047,578.95
Beginning of the Month Discounted                                   $0.00
Receivables:
Beginning of the Month Premium                                      $0.00
Receivables:
Beginning of the Month Total                             $15,443,998,919.63
Receivables:


Removed Principal Receivables:                                      $0.00
Removed Finance Charge Receivables:                                 $0.00
Removed Total Receivables:                                          $0.00


Additional Principal Receivables:                                   $0.00
Additional Finance Charge Receivables:                              $0.00
Additional Total Receivables:                                       $0.00


Discounted Receivables Generated this                               $0.00
Period:
Premium Receivables Generated this                                  $0.00
Period:
End of the Month Principal Receivables:                  $14,843,084,648.30
End of the Month Finance Charge                           $356,594,723.57
Receivables:
End of the Month Discounted                                         $0.00
Receivables:
End of the Month Premium Receivables:                               $0.00
End of the Month Total Receivables:                      $15,199,679,371.87


Special Funding Account Balance                                     $0.00
Aggregate Invested Amount (all Master Trust Series)      $11,750,000,000.00

End of the Month Total Transferor                        $3,449,679,371.87
Amount


DELINQUENCIES AND LOSSES ---
                                                         RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                  $163,179,970.85
   61-90 Days Delinquent                                  $106,273,942.73
   91+ Days Delinquent                                    $177,956,915.97

   Total 31+ Days Delinquent                              $447,410,829.55

Defaulted Accounts During the Month                        $54,033,384.04

INVESTED AMOUNTS ---

Class A Initial Invested Amount            $675,000,000
Class B Initial Invested Amount             $35,625,000
Collateral Initial Invested Amount          $39,375,000
INITIAL INVESTED AMOUNT                                      $750,000,000

Class A Invested Amount                 $675,000,000.00
Class B Invested Amount                  $35,625,000.00
Collateral Invested Amount               $39,375,000.00
INVESTED AMOUNT                                              $750,000,000


Class A Adjusted Invested Amount        $675,000,000.00
Class B Adjusted Invested Amount         $35,625,000.00
Collateral Invested Amount               $39,375,000.00
ADJUSTED INVESTED AMOUNT                                     $750,000,000


MONTHLY SERVICING FEE                                       $1,250,000.00


INVESTOR DEFAULT AMOUNT                                     $2,683,430.58


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                  5.93508%
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE COLLECTIONS               $10,530,730.97
GROUP II INVESTOR ADDITIONAL AMOUNTS                                $0.00
GROUP II INVESTOR DEFAULT AMOUNT                            $2,683,430.58
GROUP II INVESTOR MONTHLY FEES                              $1,250,000.00
GROUP II INVESTOR MONTHLY INTEREST                          $3,703,373.44


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                  6.38%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                     $13,160,247.54
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                    $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                    $3,448,939.41
SERIES 1995-2 MONTHLY FEES                                  $1,250,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS             $146,520,796.97
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                   $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                      77.80%

INVESTOR FINANCE CHARGE COLLECTIONS                        $10,239,266.77
INVESTOR DEFAULT AMOUNT                                     $2,683,430.58
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS            $10,530,730.97
PRINCIPAL ALLOCATIONS PERCENTAGE                                    77.80%
AVAILABLE PRINCIPAL COLLECTIONS                           $113,999,795.49


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                         90.00%

    Class A Floating Percentage of        $9,479,144.27
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                 $0.00
TOTAL CLASS A AVAILABLE FUNDS                               $9,479,144.27

   Class A Monthly Interest               $3,346,875.00
   Class A Servicing Fee (if                      $0.00
applicable)
   Class A Investor Default Amount        $2,415,087.52
TOTAL CLASS A EXCESS SPREAD                                 $3,717,181.75

CLASS A REQUIRED AMOUNT                                             $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                          4.75%

CLASS B AVAILABLE FUNDS                                       $500,209.72

   Class B Monthly Interest                 $181,093.75
   Class B Servicing Fee (if                      $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                   $319,115.97

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                       5.25%

COLLATERAL AVAILABLE FUNDS                                    $552,863.38
   Collateral Interest Servicing Fee                                $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $552,863.38

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                         $4,589,161.10

Excess Spread Applied to Class A Required Amount                    $0.00
Excess Spread Applied to Class A Investor Chargeoffs                $0.00

Excess Spread Applied to Class B Required Amount              $127,462.95
Excess Spread Applied to Reductions of                              $0.00
Class B
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral                           $175,404.69
Monthly
Interest
Excess Spread Applied to Unpaid                             $1,250,000.00
Monthly
Servicing Fee
Excess Spread Applied Collateral                              $140,880.11
Default Amount
Excess Spread Applied to Reductions of                              $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                    $0.00
Account
Excess Spread Applied to Other Amounts Owed to                      $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                          $2,895,413.35

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                   $52,143,353.90
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                   $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections                                   $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                   $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                   $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                   $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                   $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                   $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                   $0.00
Applied to
Collateral Default Amount
                                                    C-7

Excess Finance Charge Collections                                   $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                   $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                   $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                          7.93%                 1
Base Rate (Prior Month)                            7.94%                 1
Base Rate (Two Months Ago)                         7.93%                 1
THREE MONTH AVERAGE BASE RATE                                        7.93%

Series Adj Portfolio Yield (Curr Month)           12.56%                 1
Series Adj Portfolio Yield (Prior                 12.01%                 1
Month)
Series Adj Port Yield (Two Months Ago)            13.62%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                       12.73%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                        90.00%

   Class A Principal Collections        $102,599,815.94

CLASS B PRINCIPAL PERCENTAGE                                         4.75%

   Class B Principal Collections          $5,414,990.29

COLLATERAL PRINCIPAL PERCENTAGE                                      5.25%
   Collateral Principal Collections       $5,984,989.26

AVAILABLE PRINCIPAL COLLECTIONS         $113,999,795.49

REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                   $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                    $0.00
Deficit Controlled Accumulation Amount            $0.00
CONTROLLED DEPOSIT AMOUNT                                           $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                   $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER           $113,999,795.49
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                        $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                  $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                     $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                      $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
           Title:  Servicing Officer

     Exhibit 20.2
     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1995-3

     Monthly Report                            31-Jul-99
     Distribution Date                         17-Aug-99
     ----------------------------------------------------------------------

     Monthly Trust Activity                 Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor       652,500,000.00     45,000,000.00
     Amount
     Adjusted Invested /Transferor        652,500,000.00     45,000,000.00
     Amount
     Floating Allocation Percentage          87.0000000%        6.0000000%
     Principal Allocation Percentage         87.0000000%        6.0000000%
     Finance Charge Collections             8,908,162.09        614,356.01
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 99,179,822.08      6,839,987.73
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                               2,334,584.60        161,005.83
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                               253,573.85         17,487.85
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                            0.00
     Charged-Off Principal                          0.00              0.00
     Reimbursed Principal                           0.00              0.00
     Ending Invested/Transferor Amounts   652,500,000.00     45,000,000.00
     ----------------------------------------------------------------------
     Group I Information                 Series 1995-3     Series 1996-1
     Invested Amount                      750,000,000.00  1,000,000,000.00
     Average Rate                               5.50870%          5.45245%
     Investor Finance Charge               10,530,730.97     14,040,974.62
     Collections
     Investor Principal Collections       113,999,795.49    151,999,727.32
     Investor Default Amount Due            2,683,430.58      3,577,907.44
     Investor Monthly Interest Due          3,328,172.92      4,392,251.39
     Investor Monthly Fees Due              1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                0.00              0.00
     ----------------------------------------------------------------------
     Monthly Funding Requirements           Class A           Class B
     Investor Coupon                            5.50000%          5.61000%
     Investor Monthly Interest Due          2,890,937.50        203,362.50
     Investor Outstanding Interest Due              0.00              0.00
     Investor Additional Interest Due              0.00              0.00
     Investor Total Interest Due            2,890,937.50        203,362.50
     Investor  Default Amount Due           2,334,584.60        161,005.83
     Investor Monthly Fees Due              1,087,500.00         75,000.00
     Investor Additional Fees Due                  0.00              0.00
     Total                                  6,313,022.10        439,368.33

     ----------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ----------------------------------------------------------------------
     Application of Collections             Class A           Class B
     Available Funds                        9,277,899.96        638,000.56
     Monthly Interest Paid                  2,890,937.50        203,362.50
     Investor Default Amount Paid           2,334,584.60              0.00
     Excess Spread                          4,052,377.86        434,638.06
     ----------------------------------------------------------------------
     Monthly Interest Shortfall                     0.00              0.00
     Investor Default Amount Shortfall              0.00        161,005.83
     Required Amount                                0.00        161,005.83
     ----------------------------------------------------------------------
     Monthly Interest Paid                          0.00              0.00
     Investor Default Paid                          0.00        161,005.83
     Investor Additional Amounts Paid               0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ----------------------------------------------------------------------
     Reallocated Principal                                            0.00
     Monthly Interest Paid                          0.00              0.00
     Investor Default Paid                          0.00              0.00
     ----------------------------------------------------------------------
     Outstanding Monthly Interest                   0.00              0.00
     Principal Charge-Offs                          0.00              0.00
     ----------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                 0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ----------------------------------------------------------------------
     Certificates                           Class A           Class B
     Beginning Certificates Balance       652,500,000.00     45,000,000.00
     Interest Distribution                          0.00              0.00
     Principal Distribution                         0.00              0.00
     Total Distribution                             0.00              0.00
     Ending Certificate Balance           652,500,000.00     45,000,000.00
     Pool Factor                             100.000000%       100.000000%
     Total Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000              0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000             0.0000            0.0000
     Certificate

     1st   Collection Accounts Deposit      2,890,937.50        203,362.50
     2nd Collection Accounts Deposit                0.00              0.00
     3rd Collection Accounts Deposit                0.00              0.00
     Quarterly Interest Distribution        2,890,937.50        203,362.50


     Delinquencies                            1-30             31-60

     Number of Accounts                          247,638            62,676
     Balance of Accounts                     586,278,603       163,179,971

     31+Days Delinquency Rate                                      2.9626%

     Change in Account Owner Retained                              0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor            0.0000%
     Current Month Account Owner Retained Interest                 0.0000%
     Factor

     Monthly Trust Activity               CIA Investor       Investor
                                                             Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        52,500,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor         52,500,000.00    750,000,000.00
     Amount
     Floating Allocation Percentage           7.0000000%       77.8045150%
     Principal Allocation Percentage          7.0000000%       77.8045150%
     Finance Charge Collections               716,748.67     10,239,266.77
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  7,979,985.68    113,999,795.49
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 187,840.14      2,683,430.58
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                20,402.49        291,464.20
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                          0.00
     Charged-Off Principal                          0.00
     Reimbursed Principal                           0.00
     Ending Invested/Transferor Amounts    52,500,000.00    750,000,000.00
     ----------------------------------------------------------------------
     Group I Information                 Series 1996-3     Series 1997-1
     Invested Amount                    1,000,000,000.00  1,000,000,000.00
     Average Rate                               5.29375%          5.14300%
     Investor Finance Charge               14,040,974.62     14,040,974.62
     Collections
     Investor Principal Collections       151,999,727.32    151,999,727.32
     Investor Default Amount Due            3,577,907.44      3,577,907.44
     Investor Monthly Interest Due          4,264,409.72      4,142,972.22
     Investor Monthly Fees Due              1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                0.00              0.00
     ----------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor         Total
     Investor Coupon                            5.53000%
     Investor Monthly Interest Due            233,872.92      3,328,172.92
     Investor Outstanding Interest Due              0.00              0.00
     Investor Additional Interest Due              0.00              0.00
     Investor Total Interest Due              233,872.92      3,328,172.92
     Investor  Default Amount Due             187,840.14      2,683,430.58
     Investor Monthly Fees Due                 87,500.00      1,250,000.00
     Investor Additional Fees Due                  0.00              0.00
     Total                                    509,213.06      7,261,603.50

     ----------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections         10,633,342.63
     Interest/Principal/Spread                                   26,891.87
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                12.76%
     Base Rate                                                       7.33%
     ----------------------------------------------------------------------
     Application of Collections           CIA Investor         Total
     Available Funds                          744,333.98     10,660,234.50
     Monthly Interest Paid                          0.00      3,094,300.00
     Investor Default Amount Paid                   0.00      2,334,584.60
     Excess Spread                            744,333.98      5,231,349.90
     ----------------------------------------------------------------------
     Monthly Interest Shortfall                                       0.00
     Investor Default Amount Shortfall                          161,005.83
     Required Amount                                            161,005.83
     ----------------------------------------------------------------------
     Monthly Interest Paid                    233,872.92        233,872.92
     Investor Default Paid                    187,840.14        348,845.98
     Investor Additional Amounts Paid               0.00              0.00
     Servicing Fee Paid                                       1,250,000.00
     Excess Finance Charge Collections                        3,398,631.01
     ----------------------------------------------------------------------
     Reallocated Principal                          0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                            0.00
     ----------------------------------------------------------------------
     Outstanding Monthly Interest                   0.00
     Principal Charge-Offs                          0.00
     ----------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                 0.00              0.00
     Principal Funding Account Deposit                                0.00
     Principal Funding Account Balance                                0.00
     ----------------------------------------------------------------------
     Certificates                         CIA Investor         Total
     Beginning Certificates Balance        52,500,000.00    750,000,000.00
     Interest Distribution                    233,872.92        233,872.92
     Principal Distribution                         0.00              0.00
     Total Distribution                       233,872.92        233,872.92
     Ending Certificate Balance            52,500,000.00    750,000,000.00
     Pool Factor                             100.000000%
     Total Distribution Per 1,000                 4.4547
     Certificate
     Interest Distribution Per 1,000              4.4547
     Certificate
     Principal Distribution Per 1,000             0.0000
     Certificate

     1st   Collection Accounts Deposit                        3,094,300.00
     2nd Collection Accounts Deposit                                  0.00
     3rd Collection Accounts Deposit                                  0.00
     Quarterly Interest Distribution                          3,094,300.00


     Delinquencies                           61-90            91-120

     Number of Accounts                           36,659            24,025
     Balance of Accounts                     106,273,943        74,260,510

     31+Days Delinquency Rate                     (0.00) CIA Investor
                                                         Interest Reduced
                                                         Margin

     Monthly Trust Activity                Transferor         Series
                                            Interest        Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                    6.38%
     Beginning Invested /Transferor       213,954,340.89    963,954,340.89
     Amount
     Adjusted Invested /Transferor        213,954,340.89    963,954,340.89
     Amount
     Floating Allocation Percentage          22.1954850%      100.0000000%
     Principal Allocation Percentage         22.1954850%      100.0000000%
     Finance Charge Collections             2,920,980.76     13,160,247.54
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 32,521,001.47    146,520,796.97
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 765,508.83      3,448,939.41
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                83,146.71        374,610.90
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   197,430,935.00    947,430,935.00
     ----------------------------------------------------------------------


     Delinquencies                            121+             Total

     Number of Accounts                           31,251           402,249
     Balance of Accounts                     103,696,406  1,033,689,432.55

     Monthly Trust Activity                  Trust
                                             Totals
     Beginning Principal  Receivables   15,101,951,340.68
     Balance
     Special Funding Account Balance                0.00
     Ending Total Principal Balance     15,101,951,340.68
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections           206,177,211.40
     Total Yield                                  16.38%
     Trust Portfolio Yield                        12.56%
     Principal Collections              2,295,492,485.79
     Discount Percentage                           0.00%
     Discount Option Receivable                     0.00
     Collections
     Monthly Payment Rate                         15.20%
     Defaults                              54,033,384.04
     Monthly Default Rate                          4.29%
     Net Monthly Default Rate                      3.83%
     Recoveries                             5,868,904.12
     Adjustments                           18,983,852.86
     New Receivables                    2,109,643,030.31
     Ending Principal  Receivables      14,843,084,648.30
     Balance
     Minimum Series Required Balance      802,500,000.00
     Special Funding Account Balance                0.00
     Ending Total Principal Balance     14,843,084,648.30

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 14,843,084,648.30
     ----------------------------------------------------
     Group I Information                  Group Total
     Invested Amount                    3,750,000,000.00
     Average Rate                               5.33886%
     Investor Finance Charge               52,653,654.83
     Collections
     Investor Principal Collections       569,998,977.45
     Investor Default Amount Due           13,417,152.89
     Investor Monthly Interest Due         16,127,806.25
     Investor Monthly Fees Due              6,250,000.00
     Investor Additional Amounts Due                0.00
     ----------------------------------------------------

Group:                                  Group 1
Series:                                 Series 1995-3
Supplement Date:                        15-Nov-95

MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/99 with respect to the performance of the Trust during the month of 07/01/99 to 07/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates per $1,000 original certificate principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                    $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount                                   $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                   $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                              $0.00

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                   $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                        $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                 $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                        $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                   $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                              $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                          $233,872.92
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                         $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                     $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                         $15,101,951,340.68
Receivables:
Beginning of the Month Finance Charge Receivables:        $342,047,578.95
Beginning of the Month Discounted                                   $0.00
Receivables:
Beginning of the Month Premium                                      $0.00
Receivables:
Beginning of the Month Total                             $15,443,998,919.63
Receivables:


Removed Principal Receivables:                                      $0.00
Removed Finance Charge Receivables:                                 $0.00
Removed Total Receivables:                                          $0.00


Additional Principal Receivables:                                   $0.00
Additional Finance Charge Receivables:                              $0.00
Additional Total Receivables:                                       $0.00


Discounted Receivables Generated this                               $0.00
Period:
Premium Receivables Generated this                                  $0.00
Period:
End of the Month Principal Receivables:                  $14,843,084,648.30
End of the Month Finance Charge                           $356,594,723.57
Receivables:
End of the Month Discounted                                         $0.00
Receivables:
End of the Month Premium Receivables:                               $0.00
End of the Month Total Receivables:                      $15,199,679,371.87


Special Funding Account Balance                                     $0.00
Aggregate Invested Amount (all Master Trust Series)      $11,750,000,000.00

End of the Month Total Transferor                        $3,449,679,371.87
Amount


DELINQUENCIES AND LOSSES ---
                                                         RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                  $163,179,970.85
   61-90 Days Delinquent                                  $106,273,942.73
   91+ Days Delinquent                                    $177,956,915.97

   Total 31+ Days Delinquent                              $447,410,829.55

Defaulted Accounts During the Month                        $54,033,384.04

INVESTED AMOUNTS ---

Class A Initial Invested Amount            $652,500,000
Class B Initial Invested Amount             $45,000,000
Collateral Initial Invested Amount          $52,500,000
INITIAL INVESTED AMOUNT                                      $750,000,000

Class A Invested Amount                 $652,500,000.00
Class B Invested Amount                  $45,000,000.00
Collateral Invested Amount               $52,500,000.00
INVESTED AMOUNT                                              $750,000,000


Class A Adjusted Invested Amount        $652,500,000.00
Class B Adjusted Invested Amount         $45,000,000.00
Collateral Invested Amount               $52,500,000.00
ADJUSTED INVESTED AMOUNT                                     $750,000,000


MONTHLY SERVICING FEE                                       $1,250,000.00


INVESTOR DEFAULT AMOUNT                                     $2,683,430.58


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                  5.33886%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                $52,653,654.83
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                 $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                            $13,417,152.89
GROUP 1 INVESTOR MONTHLY FEES                               $6,250,000.00
GROUP 1 INVESTOR MONTHLY INTEREST                          $16,127,806.25


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                 6.38%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                    $13,160,247.54
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                   $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                   $3,448,939.41
SERIES 1995-3  MONTHLY FEES                                 $1,250,000.00
SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS            $146,520,796.97
SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                  $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                      77.80%

INVESTOR FINANCE CHARGE COLLECTIONS                        $10,239,266.77
INVESTOR DEFAULT AMOUNT                                     $2,683,430.58
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS            $10,633,342.63
PRINCIPAL ALLOCATIONS PERCENTAGE                                    77.80%
AVAILABLE PRINCIPAL COLLECTIONS                           $113,999,795.49


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                         87.00%

    Class A Floating Percentage of        $9,277,899.96
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                 $0.00
TOTAL CLASS A AVAILABLE FUNDS                               $9,277,899.96

   Class A Monthly Interest               $2,890,937.50
   Class A Servicing Fee (if                      $0.00
applicable)
   Class A Investor Default Amount        $2,334,584.60
TOTAL CLASS A EXCESS SPREAD                                 $4,052,377.86

CLASS A REQUIRED AMOUNT                                             $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                          6.00%

CLASS B AVAILABLE FUNDS                                       $638,000.56

   Class B Monthly Interest                 $203,362.50
   Class B Servicing Fee (if                      $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                   $434,638.06

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                       7.00%

COLLATERAL AVAILABLE FUNDS                                    $744,333.98
   Collateral Interest Servicing Fee                                $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $744,333.98

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                         $5,231,349.90
                                                    C-6

Excess Spread Applied to Class A Required Amount                    $0.00
Excess Spread Applied to Class A Investor Charge                    $0.00
Offs
Excess Spread Applied to Class B Required Amount              $161,005.83
Excess Spread Applied to Reductions of                              $0.00
Class B
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral                           $233,872.92
Monthly
Interest
Excess Spread Applied to Unpaid                             $1,250,000.00
Monthly
Servicing Fee
Excess Spread Applied Collateral                              $187,840.14
Default Amount
Excess Spread Applied to Reductions of                              $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                    $0.00
Account
Excess Spread Applied to Other Amounts Owed to                      $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                          $3,398,631.01

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                   $52,143,353.90
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                   $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections                                   $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                   $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                   $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                   $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                   $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                   $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                   $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                   $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                   $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                   $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                          7.33%                 1
Base Rate (Prior Month)                            7.55%                 1
Base Rate (Two Months Ago)                         7.37%                 1
THREE MONTH AVERAGE BASE RATE                                        7.42%

Series Adj Portfolio Yield (Curr Month)           12.76%                 1
Series Adj Portfolio Yield (Prior                 12.04%                 1
Month)
Series Adj Port Yield (Two Months Ago)            13.69%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                       12.83%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                        87.00%

   Class A Principal Collections         $99,179,822.08

CLASS B PRINCIPAL PERCENTAGE                                         6.00%

   Class B Principal Collections          $6,839,987.73

COLLATERAL PRINCIPAL PERCENTAGE                                      7.00%
   Collateral Principal Collections       $7,979,985.68

AVAILABLE PRINCIPAL COLLECTIONS         $113,999,795.49

REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                  $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                    $0.00
Deficit Controlled Accumulation Amount            $0.00
CONTROLLED DEPOSIT AMOUNT                                           $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                   $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER           $113,999,795.49
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                        $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                  $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                     $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                      $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

     Exhibit 20.3
     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1996-1

     Monthly Report                            31-Jul-99
     Distribution Date                         17-Aug-99
     ----------------------------------------------------------------------

     Monthly Trust Activity                 Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor       850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor        850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage          85.0000000%        8.0000000%
     Principal Allocation Percentage         85.0000000%        8.0000000%
     Finance Charge Collections            11,604,502.34      1,092,188.46
     Total Yield
     Trust Portfolio Yield
     Principal Collections                129,199,768.22     12,159,978.19
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                               3,041,221.32        286,232.60
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                               330,326.09         31,089.51
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                            0.00
     Charged-Off Principal                          0.00              0.00
     Reimbursed Principal                           0.00              0.00
     Ending Invested/Transferor Amounts   850,000,000.00     80,000,000.00
     ----------------------------------------------------------------------
     Group I Information                 Series 1995-3     Series 1996-1
     Invested Amount                      750,000,000.00  1,000,000,000.00
     Average Rate                               5.50870%          5.45245%
     Investor Finance Charge               10,530,730.97     14,040,974.62
     Collections
     Investor Principal Collections       113,999,795.49    151,999,727.32
     Investor Default Amount Due            2,683,430.58      3,577,907.44
     Investor Monthly Interest Due          3,328,172.92      4,392,251.39
     Investor Monthly Fees Due              1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                0.00              0.00
     ----------------------------------------------------------------------
     Monthly Funding Requirements           Class A           Class B
     Investor Coupon                            5.43500%          5.57000%
     Investor Monthly Interest Due          3,721,465.28        358,955.56
     Investor Outstanding Interest Due              0.00              0.00
     Investor Additional Interest Due              0.00              0.00
     Investor Total Interest Due            3,721,465.28        358,955.56
     Investor  Default Amount Due           3,041,221.32        286,232.60
     Investor Monthly Fees Due              1,416,666.67        133,333.33
     Investor Additional Fees Due                  0.00              0.00
     Total                                  8,179,353.27        778,521.48

     ----------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ----------------------------------------------------------------------
     Application of Collections             Class A           Class B
     Available Funds                       12,048,043.50      1,130,598.21
     Monthly Interest Paid                  3,721,465.28        358,955.56
     Investor Default Amount Paid           3,041,221.32              0.00
     Excess Spread                          5,285,356.90        771,642.66
     ----------------------------------------------------------------------
     Monthly Interest Shortfall                     0.00              0.00
     Investor Default Amount Shortfall              0.00        286,232.60
     Required Amount                                0.00        286,232.60
     ----------------------------------------------------------------------
     Monthly Interest Paid                          0.00              0.00
     Investor Default Paid                          0.00        286,232.60
     Investor Additional Amounts Paid               0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ----------------------------------------------------------------------
     Reallocated Principal                                            0.00
     Monthly Interest Paid                          0.00              0.00
     Investor Default Paid                          0.00              0.00
     ----------------------------------------------------------------------
     Outstanding Monthly Interest                   0.00              0.00
     Principal Charge-Offs                          0.00              0.00
     ----------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                 0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ----------------------------------------------------------------------
     Certificates                           Class A           Class B
     Beginning Certificates Balance       850,000,000.00     80,000,000.00
     Interest Distribution                          0.00              0.00
     Principal Distribution                         0.00              0.00
     Total Distribution                             0.00              0.00
     Ending Certificate Balance           850,000,000.00     80,000,000.00
     Pool Factor                             100.000000%       100.000000%
     Total Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000              0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000             0.0000            0.0000
     Certificate

     1st   Collection Account Deposit       3,721,465.28        358,955.56
     2nd Collection Accounts Deposit                0.00              0.00
     3rd Collection Accounts Deposit                0.00              0.00
     Quarterly Interest Distribution        3,721,465.28        358,955.56


     Delinquencies                            1-30             31-60

     Number of Accounts                          247,638            62,676
     Balance of Accounts                     586,278,603       163,179,971

     31+Days Delinquency Rate                                      2.9626%

     Change in Account Owner Retained                              0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor            0.0000%
     Current Month Account Owner Retained Interest                 0.0000%
     Factor

     Monthly Trust Activity               CIA Investor       Investor
                                                             Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor         70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage           7.0000000%       77.8045150%
     Principal Allocation Percentage          7.0000000%       77.8045150%
     Finance Charge Collections               955,664.90     13,652,355.70
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 10,639,980.91    151,999,727.32
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 250,453.52      3,577,907.44
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                27,203.32        388,618.93
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                          0.00
     Charged-Off Principal                          0.00
     Reimbursed Principal                           0.00
     Ending Invested/Transferor Amounts    70,000,000.00  1,000,000,000.00
     ----------------------------------------------------------------------
     Group I Information                 Series 1996-3     Series 1997-1
     Invested Amount                    1,000,000,000.00  1,000,000,000.00
     Average Rate                               5.29375%          5.14300%
     Investor Finance Charge               14,040,974.62     14,040,974.62
     Collections
     Investor Principal Collections       151,999,727.32    151,999,727.32
     Investor Default Amount Due            3,577,907.44      3,577,907.44
     Investor Monthly Interest Due          4,264,409.72      4,142,972.22
     Investor Monthly Fees Due              1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                0.00              0.00
     ----------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor         Total
     Investor Coupon                            5.53000%
     Investor Monthly Interest Due            311,830.56      4,392,251.39
     Investor Outstanding Interest Due              0.00              0.00
     Investor Additional Interest Due              0.00              0.00
     Investor Total Interest Due              311,830.56      4,392,251.39
     Investor  Default Amount Due             250,453.52      3,577,907.44
     Investor Monthly Fees Due                116,666.67      1,666,666.67
     Investor Additional Fees Due                  0.00              0.00
     Total                                    678,950.74      9,636,825.49

     ----------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections         14,132,477.68
     Interest/Principal/Spread                                   35,437.47
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                12.71%
     Base Rate                                                       7.27%
     ----------------------------------------------------------------------
     Application of Collections           CIA Investor         Total
     Available Funds                          989,273.44     14,167,915.15
     Monthly Interest Paid                          0.00      4,080,420.83
     Investor Default Amount Paid                   0.00      3,041,221.32
     Excess Spread                            989,273.44      7,046,272.99
     ----------------------------------------------------------------------
     Monthly Interest Shortfall                                       0.00
     Investor Default Amount Shortfall                          286,232.60
     Required Amount                                            286,232.60
     ----------------------------------------------------------------------
     Monthly Interest Paid                    311,830.56        311,830.56
     Investor Default Paid                    250,453.52        536,686.12
     Investor Additional Amounts Paid               0.00              0.00
     Servicing Fee Paid                                       1,666,666.67
     Excess Finance Charge Collections                        4,531,089.65
     ----------------------------------------------------------------------
     Reallocated Principal                          0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                            0.00
     ----------------------------------------------------------------------
     Outstanding Monthly Interest                   0.00
     Principal Charge-Offs                          0.00
     ----------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                 0.00              0.00
     Principal Funding Account Deposit                                0.00
     Principal Funding Account Balance                                0.00
     ----------------------------------------------------------------------
     Certificates                         CIA Investor         Total
     Beginning Certificates Balance        70,000,000.00  1,000,000,000.00
     Interest Distribution                    311,830.56        311,830.56
     Principal Distribution                         0.00              0.00
     Total Distribution                       311,830.56        311,830.56
     Ending Certificate Balance            70,000,000.00  1,000,000,000.00
     Pool Factor                             100.000000%
     Total Distribution Per 1,000                 4.4547
     Certificate
     Interest Distribution Per 1,000              4.4547
     Certificate
     Principal Distribution Per 1,000             0.0000
     Certificate

     1st   Collection Account Deposit                         4,080,420.83
     2nd Collection Accounts Deposit                                  0.00
     3rd Collection Accounts Deposit                                  0.00
     Quarterly Interest Distribution                          4,080,420.83


     Delinquencies                           61-90            91-120

     Number of Accounts                           36,659            24,025
     Balance of Accounts                     106,273,943        74,260,510

     31+Days Delinquency Rate                       0.00 CIA Investor
                                                         Interest Reduced
                                                         Margin

     Monthly Trust Activity                Transferor         Series
                                            Interest        Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                    8.51%
     Beginning Invested /Transferor       285,272,454.53  1,285,272,454.53
     Amount
     Adjusted Invested /Transferor        285,272,454.53  1,285,272,454.53
     Amount
     Floating Allocation Percentage          22.1954850%      100.0000000%
     Principal Allocation Percentage         22.1954850%      100.0000000%
     Finance Charge Collections             3,894,641.02     17,546,996.72
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 43,361,335.30    195,361,062.62
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                               1,020,678.44      4,598,585.88
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                               110,862.28        499,481.20
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   263,241,246.66  1,263,241,246.66
     ----------------------------------------------------------------------

     Delinquencies                            121+             Total

     Number of Accounts                           31,251           402,249
     Balance of Accounts                     103,696,406  1,033,689,432.55

     Monthly Trust Activity                  Trust
                                             Totals
     Beginning Principal  Receivables   15,101,951,340.68
     Balance
     Special Funding Account Balance                0.00
     Ending Total Principal Balance     15,101,951,340.68
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections           206,177,211.40
     Total Yield                                  16.38%
     Trust Portfolio Yield                        12.56%
     Principal Collections              2,295,492,485.79
     Discount Percentage                           0.00%
     Discount Option Receivable                     0.00
     Collections
     Monthly Payment Rate                         15.20%
     Defaults                              54,033,384.04
     Monthly Default Rate                          4.29%
     Net Monthly Default Rate                      3.83%
     Recoveries                             5,868,904.12
     Adjustments                           18,983,852.86
     New Receivables                    2,109,643,030.31
     Ending Principal  Receivables      14,843,084,648.30
     Balance
     Minimum Series Required Balance    1,070,000,000.00
     Special Funding Account Balance                0.00
     Ending Total Principal Balance     14,843,084,648.30

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 14,843,084,648.30
     -----------------------------------
                                        -----------------
     Group I Information                  Group Total
     Invested Amount                    3,750,000,000.00
     Average Rate                               5.33886%
     Investor Finance Charge               52,653,654.83
     Collections
     Investor Principal Collections       569,998,977.45
     Investor Default Amount Due           13,417,152.89
     Investor Monthly Interest Due         16,127,806.25
     Investor Monthly Fees Due              6,250,000.00
     Investor Additional Amounts Due                0.00
     ----------------------------------------------------

Group:                                  Group 1
Series:                                 Series 1996-1
Supplement Date:                        30-Apr-96

MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/99 with respect to the performance of the Trust during the month of 07/01/99 to 07/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                    $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount                                   $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge Offs                        $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                   $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                              $0.00

 C)  Information regarding
     distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                   $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                        $0.00
                                                    C-2

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth in paragraph 1 above, per $1,000
     original certificate principal                                 $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                        $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                   $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                              $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                          $311,830.56
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                         $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                     $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/ Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                         $15,101,951,340.68
Receivables:
Beginning of the Month Finance Charge Receivables:        $342,047,578.95
Beginning of the Month Discounted                                   $0.00
Receivables:
Beginning of the Month Premium                                      $0.00
Receivables:
Beginning of the Month Total                             $15,443,998,919.63
Receivables:


Removed Principal Receivables:                                      $0.00
Removed Finance Charge Receivables:                                 $0.00
Removed Total Receivables:                                          $0.00


Additional Principal Receivables:                                   $0.00
Additional Finance Charge Receivables:                              $0.00
Additional Total Receivables:                                       $0.00


Discounted Receivables Generated this                               $0.00
Period:
Premium Receivables Generated this                                  $0.00
Period:
End of the Month Principal Receivables:                  $14,843,084,648.30
End of the Month Finance Charge                           $356,594,723.57
Receivables:
End of the Month Discounted                                         $0.00
Receivables:
End of the Month Premium Receivables:                               $0.00
End of the Month Total Receivables:                      $15,199,679,371.87


Special Funding Account Balance                                     $0.00
Aggregate Invested Amount (all Master Trust Series)      $11,750,000,000.00

End of the Month Total Transferor                        $3,449,679,371.87
Amount


DELINQUENCIES AND LOSSES ---
                                                         RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                  $163,179,970.85
   61-90 Days Delinquent                                  $106,273,942.73
   91+ Days Delinquent                                    $177,956,915.97

   Total 31+ Days Delinquent                              $447,410,829.55

Defaulted Accounts During the Month                        $54,033,384.04
                                                    C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount            $850,000,000
Class B Initial Invested Amount             $80,000,000
Collateral Initial Invested Amount          $70,000,000
INITIAL INVESTED AMOUNT                                    $1,000,000,000

Class A Invested Amount                 $850,000,000.00
Class B Invested Amount                  $80,000,000.00
Collateral Invested Amount               $70,000,000.00
INVESTED AMOUNT                                            $1,000,000,000


Class A Adjusted Invested Amount        $850,000,000.00
Class B Adjusted Invested Amount         $80,000,000.00
Collateral Invested Amount               $70,000,000.00
ADJUSTED INVESTED AMOUNT                                   $1,000,000,000


MONTHLY SERVICING FEE                                       $1,666,666.67


INVESTOR DEFAULT AMOUNT                                     $3,577,907.44


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                  5.33886%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                $52,653,654.83
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                 $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                            $13,417,152.89
GROUP 1 INVESTOR MONTHLY FEES                               $6,250,000.00
GROUP 1 INVESTOR MONTHLY INTEREST                          $16,127,806.25


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                  8.51%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                     $17,546,996.72
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                    $0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                    $4,598,585.88
SERIES 1996-1 MONTHLY FEES                                  $1,666,666.67
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS             $195,361,062.62
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                   $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                      77.80%

INVESTOR FINANCE CHARGE COLLECTIONS                        $13,652,355.70
INVESTOR DEFAULT AMOUNT                                     $3,577,907.44
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS            $14,132,477.68
PRINCIPAL ALLOCATIONS PERCENTAGE                                    77.80%
AVAILABLE PRINCIPAL COLLECTIONS                           $151,999,727.32


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                         85.00%

    Class A Floating Percentage of       $12,048,043.50
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                 $0.00
TOTAL CLASS A AVAILABLE FUNDS                              $12,048,043.50

   Class A Monthly Interest               $3,721,465.28
   Class A Servicing Fee (if                      $0.00
applicable)
   Class A Investor Default Amount        $3,041,221.32
TOTAL CLASS A EXCESS SPREAD                                 $5,285,356.90

CLASS A REQUIRED AMOUNT                                             $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                          8.00%

CLASS B AVAILABLE FUNDS                                     $1,130,598.21

   Class B Monthly Interest                 $358,955.56
   Class B Servicing Fee (if                      $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                   $771,642.66

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                       7.00%

COLLATERAL AVAILABLE FUNDS                                    $989,273.44
   Collateral Interest Servicing Fee                                $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $989,273.44

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                         $7,046,272.99

Excess Spread Applied to Class A Required Amount                    $0.00
Excess Spread Applied to Class A Investor Charge                    $0.00
Offs
Excess Spread Applied to Class B Required Amount              $286,232.60
Excess Spread Applied to Reductions of                              $0.00
Class B
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral                           $311,830.56
Monthly
Interest
Excess Spread Applied to Unpaid                             $1,666,666.67
Monthly
Servicing Fee
Excess Spread Applied Collateral                              $250,453.52
Default Amount
Excess Spread Applied to Reductions of                              $0.00
Collateral Invested Amount Pursuant to
Clauses (c), (d) and (e)
Excess Spread Applied to Reserve                                    $0.00
Account
Excess Spread Applied to Other Amounts Owed to                      $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                          $4,531,089.65

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                   $52,143,353.90
 FOR ALL ALLOCATION SERIES

SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                   $0.00
ALLOCATED TO SERIES 1996-1

Excess Finance Charge Collections                                   $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                   $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                   $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                   $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                   $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                   $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                   $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                   $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                   $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                   $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                          7.27%                 1
Base Rate (Prior Month)                            7.49%                 1
Base Rate (Two Months Ago)                         7.32%                 1
THREE MONTH AVERAGE BASE RATE                                        7.36%

Series Adj Portfolio Yield (Curr Month)           12.71%                 1
Series Adj Portfolio Yield (Prior                 11.98%                 1
Month)
Series Adj Port Yield (Two Months Ago)            13.63%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                       12.77%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                        85.00%

   Class A Principal Collections        $129,199,768.22

CLASS B PRINCIPAL PERCENTAGE                                         8.00%

   Class B Principal Collections         $12,159,978.19

COLLATERAL PRINCIPAL PERCENTAGE                                      7.00%
   Collateral Principal Collections      $10,639,980.91

AVAILABLE PRINCIPAL COLLECTIONS         $151,999,727.32

REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                   $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                    $0.00
Deficit Controlled Accumulation Amount            $0.00
CONTROLLED DEPOSIT AMOUNT                                           $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                   $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER           $151,999,727.32
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                        $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                  $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                     $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                      $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

     Exhibit 20.4
     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1996-3

     Monthly Report                            31-Jul-99
     Distribution Date                         17-Aug-99
     ----------------------------------------------------------------------

     Monthly Trust Activity                 Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor       850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor        850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage          85.0000000%        8.0000000%
     Principal Allocation Percentage         85.0000000%        8.0000000%
     Finance Charge Collections            11,604,502.34      1,092,188.46
     Total Yield
     Trust Portfolio Yield
     Principal Collections                129,199,768.22     12,159,978.19
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                               3,041,221.32        286,232.60
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                               330,326.09         31,089.51
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                            0.00
     Charged-Off Principal                          0.00              0.00
     Reimbursed Principal                           0.00              0.00
     Ending Invested/Transferor Amounts   850,000,000.00     80,000,000.00
     ----------------------------------------------------------------------
     Group I Information                 Series 1995-3     Series 1996-1
     Invested Amount                      750,000,000.00  1,000,000,000.00
     Average Rate                               5.50870%          5.45245%
     Investor Finance Charge               10,530,730.97     14,040,974.62
     Collections
     Investor Principal Collections       113,999,795.49    151,999,727.32
     Investor Default Amount Due            2,683,430.58      3,577,907.44
     Investor Monthly Interest Due          3,328,172.92      4,392,251.39
     Investor Monthly Fees Due              1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                0.00              0.00
     ----------------------------------------------------------------------
     Monthly Funding Requirements           Class A           Class B
     Investor Coupon                            5.25500%          5.45500%
     Investor Monthly Interest Due          3,598,215.28        351,544.44
     Investor Outstanding Interest Due              0.00              0.00
     Investor Additional Interest Due              0.00              0.00
     Investor Total Interest Due            3,598,215.28        351,544.44
     Investor  Default Amount Due           3,041,221.32        286,232.60
     Investor Monthly Fees Due              1,416,666.67        133,333.33
     Investor Additional Fees Due                  0.00              0.00
     Total                                  8,056,103.27        771,110.37

     ----------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ----------------------------------------------------------------------
     Application of Collections             Class A           Class B
     Available Funds                       11,905,819.01      1,120,370.88
     Monthly Interest Paid                  3,598,215.28        351,544.44
     Investor Default Amount Paid           3,041,221.32              0.00
     Excess Spread                          5,266,382.41        768,826.44
     ----------------------------------------------------------------------
     Monthly Interest Shortfall                     0.00              0.00
     Investor Default Amount Shortfall              0.00        286,232.60
     Required Amount                                0.00        286,232.60
     ----------------------------------------------------------------------
     Monthly Interest Paid                          0.00              0.00
     Investor Default Paid                          0.00        286,232.60
     Investor Additional Amounts Paid               0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ----------------------------------------------------------------------
     Reallocated Principal                                            0.00
     Monthly Interest Paid                          0.00              0.00
     Investor Default Paid                          0.00              0.00
     ----------------------------------------------------------------------
     Outstanding Monthly Interest                   0.00              0.00
     Principal Charge-Offs                          0.00              0.00
     ----------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                 0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ----------------------------------------------------------------------
     Certificates                           Class A           Class B
     Beginning Certificates Balance       850,000,000.00     80,000,000.00
     Interest Distribution                          0.00              0.00
     Principal Distribution                         0.00              0.00
     Total Distribution                             0.00              0.00
     Ending Certificate Balance           850,000,000.00     80,000,000.00
     Pool Factor                             100.000000%       100.000000%
     Total Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000              0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000             0.0000            0.0000
     Certificate

     1st   Collection Account Deposit       3,970,444.44        387,911.11
     2nd Collection Accounts Deposit        3,598,215.28        351,544.44
     3rd Collection Accounts Deposit                0.00              0.00
     Quarterly Interest Distribution        7,568,659.72        739,455.55


     Delinquencies                            1-30             31-60

     Number of Accounts                          247,638            62,676
     Balance of Accounts                     586,278,603       163,179,971

     31+Days Delinquency Rate                                      2.9626%

     Change in Account Owner Retained                              0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor            0.0000%
     Current Month Account Owner Retained Interest                 0.0000%
     Factor

     Monthly Trust Activity               CIA Investor       Investor
                                                             Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor         70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage           7.0000000%       77.8045150%
     Principal Allocation Percentage          7.0000000%       77.8045150%
     Finance Charge Collections               955,664.90     13,652,355.70
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 10,639,980.91    151,999,727.32
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 250,453.52      3,577,907.44
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                27,203.32        388,618.93
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                          0.00
     Charged-Off Principal                          0.00
     Reimbursed Principal                           0.00
     Ending Invested/Transferor Amounts    70,000,000.00  1,000,000,000.00
     ----------------------------------------------------------------------
     Group I Information                 Series 1996-3     Series 1997-1
     Invested Amount                    1,000,000,000.00  1,000,000,000.00
     Average Rate                               5.29375%          5.14300%
     Investor Finance Charge               14,040,974.62     14,040,974.62
     Collections
     Investor Principal Collections       151,999,727.32    151,999,727.32
     Investor Default Amount Due            3,577,907.44      3,577,907.44
     Investor Monthly Interest Due          4,264,409.72      4,142,972.22
     Investor Monthly Fees Due              1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                0.00              0.00
     ----------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor         Total
     Investor Coupon                            5.58000%
     Investor Monthly Interest Due            314,650.00      4,264,409.72
     Investor Outstanding Interest Due              0.00              0.00
     Investor Additional Interest Due              0.00              0.00
     Investor Total Interest Due              314,650.00      4,264,409.72
     Investor  Default Amount Due             250,453.52      3,577,907.44
     Investor Monthly Fees Due                116,666.67      1,666,666.67
     Investor Additional Fees Due                  0.00              0.00
     Total                                    681,770.19      9,508,983.83

     ----------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections         14,004,636.01
     Interest/Principal/Spread                                    1,878.40
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                12.51%
     Base Rate                                                       7.12%
     ----------------------------------------------------------------------
     Application of Collections           CIA Investor         Total
     Available Funds                          980,324.52     14,006,514.41
     Monthly Interest Paid                          0.00      3,949,759.72
     Investor Default Amount Paid                   0.00      3,041,221.32
     Excess Spread                            980,324.52      7,015,533.37
     ----------------------------------------------------------------------
     Monthly Interest Shortfall                                       0.00
     Investor Default Amount Shortfall                          286,232.60
     Required Amount                                            286,232.60
     ----------------------------------------------------------------------
     Monthly Interest Paid                    314,650.00        314,650.00
     Investor Default Paid                    250,453.52        536,686.12
     Investor Additional Amounts Paid               0.00              0.00
     Servicing Fee Paid                                       1,666,666.67
     Excess Finance Charge Collections                        4,497,530.58
     ----------------------------------------------------------------------
     Reallocated Principal                          0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                            0.00
     ----------------------------------------------------------------------
     Outstanding Monthly Interest                   0.00
     Principal Charge-Offs                          0.00
     ----------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                 0.00              0.00
     Principal Funding Account Deposit                                0.00
     Principal Funding Account Balance                                0.00
     ----------------------------------------------------------------------
     Certificates                         CIA Investor         Total
     Beginning Certificates Balance        70,000,000.00  1,000,000,000.00
     Interest Distribution                    314,650.00        314,650.00
     Principal Distribution                         0.00              0.00
     Total Distribution                       314,650.00        314,650.00
     Ending Certificate Balance            70,000,000.00  1,000,000,000.00
     Pool Factor                             100.000000%
     Total Distribution Per 1,000                 4.4950
     Certificate
     Interest Distribution Per 1,000              4.4950
     Certificate
     Principal Distribution Per 1,000             0.0000
     Certificate

     1st   Collection Account Deposit                         4,358,355.55
     2nd Collection Accounts Deposit                          3,949,759.72
     3rd Collection Accounts Deposit                                  0.00
     Quarterly Interest Distribution                          8,308,115.27


     Delinquencies                           61-90            91-120

     Number of Accounts                           36,659            24,025
     Balance of Accounts                     106,273,943        74,260,510

     31+Days Delinquency Rate                       0.00 CIA Investor
                                                         Interest Reduced
                                                         Margin

     Monthly Trust Activity                Transferor         Series
                                            Interest        Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                    8.51%
     Beginning Invested /Transferor       285,272,454.53  1,285,272,454.53
     Amount
     Adjusted Invested /Transferor        285,272,454.53  1,285,272,454.53
     Amount
     Floating Allocation Percentage          22.1954850%      100.0000000%
     Principal Allocation Percentage         22.1954850%      100.0000000%
     Finance Charge Collections             3,894,641.02     17,546,996.72
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 43,361,335.30    195,361,062.62
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                               1,020,678.44      4,598,585.88
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                               110,862.28        499,481.20
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   263,241,246.66  1,263,241,246.66
     ----------------------------------------------------------------------
     Delinquencies                            121+             Total

     Number of Accounts                           31,251           402,249
     Balance of Accounts                     103,696,406  1,033,689,432.55

     Monthly Trust Activity                  Trust
                                             Totals
     Beginning Principal  Receivables   15,101,951,340.68
     Balance
     Special Funding Account Balance                0.00
     Ending Total Principal Balance     15,101,951,340.68
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections           206,177,211.40
     Total Yield                                  16.38%
     Trust Portfolio Yield                        12.56%
     Principal Collections              2,295,492,485.79
     Discount Percentage                           0.00%
     Discount Option Receivable                     0.00
     Collections
     Monthly Payment Rate                         15.20%
     Defaults                              54,033,384.04
     Monthly Default Rate                          4.29%
     Net Monthly Default Rate                      3.83%
     Recoveries                             5,868,904.12
     Adjustments                           18,983,852.86
     New Receivables                    2,109,643,030.31
     Ending Principal  Receivables      14,843,084,648.30
     Balance
     Minimum Series Required Balance    1,070,000,000.00
     Special Funding Account Balance                0.00
     Ending Total Principal Balance     14,843,084,648.30

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 14,843,084,648.30
     -----------------------------------
                                        -----------------
     Group I Information                  Group Total
     Invested Amount                    3,750,000,000.00
     Average Rate                               5.33886%
     Investor Finance Charge               52,653,654.83
     Collections
     Investor Principal Collections       569,998,977.45
     Investor Default Amount Due           13,417,152.89
     Investor Monthly Interest Due         16,127,806.25
     Investor Monthly Fees Due              6,250,000.00
     Investor Additional Amounts Due                0.00
     ----------------------------------------------------

Group:                                  Group 1
Series:                                 Series 1996-3
Supplement Date:                        17-Sep-96

MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/99 with respect to the performance of the Trust during the month of 07/01/99 to 07/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                    $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount                                   $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                   $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                              $0.00

 C)  Information regarding
     distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                   $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                        $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth in paragraph 1 above, per $1,000
     original certificate principal                                 $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                        $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                   $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                              $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                          $314,650.00
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                         $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                     $0.00


     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer
                                                    C-3

RECEIVABLES  ---

Beginning of the Month Principal                         $15,101,951,340.68
Receivables:
Beginning of the Month Finance Charge Receivables:        $342,047,578.95
Beginning of the Month Discounted                                   $0.00
Receivables:
Beginning of the Month Premium                                      $0.00
Receivables:
Beginning of the Month Total                             $15,443,998,919.63
Receivables:


Removed Principal Receivables:                                      $0.00
Removed Finance Charge Receivables:                                 $0.00
Removed Total Receivables:                                          $0.00


Additional Principal Receivables:                                   $0.00
Additional Finance Charge Receivables:                              $0.00
Additional Total Receivables:                                       $0.00


Discounted Receivables Generated this                               $0.00
Period:
Premium Receivables Generated this                                  $0.00
Period:
End of the Month Principal Receivables:                  $14,843,084,648.30
End of the Month Finance Charge                           $356,594,723.57
Receivables:
End of the Month Discounted                                         $0.00
Receivables:
End of the Month Premium Receivables:                               $0.00
End of the Month Total Receivables:                      $15,199,679,371.87


Special Funding Account Balance                                     $0.00
Aggregate Invested Amount (all Master Trust Series)      $11,750,000,000.00

End of the Month Total Transferor                        $3,449,679,371.87
Amount


DELINQUENCIES AND LOSSES ---
                                                         RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                  $163,179,970.85
   61-90 Days Delinquent                                  $106,273,942.73
   91+ Days Delinquent                                    $177,956,915.97

   Total 31+ Days Delinquent                              $447,410,829.55

Defaulted Accounts During the Month                        $54,033,384.04

INVESTED AMOUNTS ---

Class A Initial Invested Amount            $850,000,000
Class B Initial Invested Amount             $80,000,000
Collateral Initial Invested Amount          $70,000,000
INITIAL INVESTED AMOUNT                                    $1,000,000,000

Class A Invested Amount                 $850,000,000.00
Class B Invested Amount                  $80,000,000.00
Collateral Invested Amount               $70,000,000.00
INVESTED AMOUNT                                            $1,000,000,000


Class A Adjusted Invested Amount        $850,000,000.00
Class B Adjusted Invested Amount         $80,000,000.00
Collateral Invested Amount               $70,000,000.00
ADJUSTED INVESTED AMOUNT                                   $1,000,000,000


MONTHLY SERVICING FEE                                       $1,666,666.67


INVESTOR DEFAULT AMOUNT                                     $3,577,907.44


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                  5.33886%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                $52,653,654.83
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                 $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                            $13,417,152.89
GROUP 1 INVESTOR MONTHLY FEES                               $6,250,000.00
GROUP 1 INVESTOR MONTHLY INTEREST                          $16,127,806.25


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                  8.51%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                     $17,546,996.72
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                    $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                    $4,598,585.88
SERIES 1996-3 MONTHLY FEES                                  $1,666,666.67
SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS             $195,361,062.62
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                   $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                      77.80%

INVESTOR FINANCE CHARGE COLLECTIONS                        $13,652,355.70
INVESTOR DEFAULT AMOUNT                                     $3,577,907.44
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS            $14,004,636.01
PRINCIPAL ALLOCATIONS PERCENTAGE                                    77.80%
AVAILABLE PRINCIPAL COLLECTIONS                           $151,999,727.32


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                         85.00%

    Class A Floating Percentage of       $11,905,819.01
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                 $0.00
TOTAL CLASS A AVAILABLE FUNDS                              $11,905,819.01

   Class A Monthly Interest               $3,598,215.28
   Class A Servicing Fee (if                      $0.00
applicable)
   Class A Investor Default Amount        $3,041,221.32
TOTAL CLASS A EXCESS SPREAD                                 $5,266,382.41

CLASS A REQUIRED AMOUNT                                             $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                          8.00%

CLASS B AVAILABLE FUNDS                                     $1,120,370.88

   Class B Monthly Interest                 $351,544.44
   Class B Servicing Fee (if                      $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                   $768,826.44

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                       7.00%

COLLATERAL AVAILABLE FUNDS                                    $980,324.52
   Collateral Interest Servicing Fee                                $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $980,324.52

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                         $7,015,533.37

Excess Spread Applied to Class A Required Amount                    $0.00
Excess Spread Applied to Class A Investor Charge                    $0.00
Offs
Excess Spread Applied to Class B Required Amount              $286,232.60
Excess Spread Applied to Reductions of                              $0.00
Class B
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral                           $314,650.00
Monthly
Interest
Excess Spread Applied to Unpaid                             $1,666,666.67
Monthly
Servicing Fee
Excess Spread Applied Collateral                              $250,453.52
Default Amount
Excess Spread Applied to Reductions of                              $0.00
Collateral Invested Amount Pursuant to
Clauses (c), (d) and (e)
Excess Spread Applied to Reserve                                    $0.00
Account
Excess Spread Applied to Other Amounts Owed to                      $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                          $4,497,530.58

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                   $52,143,353.90
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                   $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                   $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                   $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                   $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                   $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                   $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                   $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                   $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                   $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                   $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                   $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                          7.12%                 1
Base Rate (Prior Month)                            7.63%                 1
Base Rate (Two Months Ago)                         7.30%                 1
THREE MONTH AVERAGE BASE RATE                                        7.35%

Series Adj Portfolio Yield (Curr Month)           12.51%                 1
Series Adj Portfolio Yield (Prior                 12.14%                 1
Month)
Series Adj Port Yield (Two Months Ago)            13.63%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                       12.76%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                        85.00%

   Class A Principal Collections        $129,199,768.22

CLASS B PRINCIPAL PERCENTAGE                                         8.00%

   Class B Principal Collections         $12,159,978.19

COLLATERAL PRINCIPAL PERCENTAGE                                      7.00%
   Collateral Principal Collections      $10,639,980.91

AVAILABLE PRINCIPAL COLLECTIONS         $151,999,727.32

REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                   $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                    $0.00
Deficit Controlled Accumulation Amount            $0.00
CONTROLLED DEPOSIT AMOUNT                                           $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                   $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER           $151,999,727.32
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                        $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                  $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                     $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                      $0.00
REIMBURSED



     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

     Exhibit 20.5
     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1997-1

     Monthly Report                            31-Jul-99
     Distribution Date                         17-Aug-99
     ----------------------------------------------------------------------

     Monthly Trust Activity                 Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor       850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor        850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage          85.0000000%        8.0000000%
     Principal Allocation Percentage         85.0000000%        8.0000000%
     Finance Charge Collections            11,604,502.34      1,092,188.46
     Total Yield
     Trust Portfolio Yield
     Principal Collections                129,199,768.22     12,159,978.19
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                               3,041,221.32        286,232.60
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                               330,326.09         31,089.51
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                            0.00
     Charged-Off Principal                          0.00              0.00
     Reimbursed Principal                           0.00              0.00
     Ending Invested/Transferor Amounts   850,000,000.00     80,000,000.00
     Group I Information                 Series 1995-3     Series 1996-1
     Invested Amount                      750,000,000.00  1,000,000,000.00
     Average Rate                               5.50870%          5.45245%
     Investor Finance Charge               10,530,730.97     14,040,974.62
     Collections
     Investor Principal Collections       113,999,795.49    151,999,727.32
     Investor Default Amount Due            2,683,430.58      3,577,907.44
     Investor Monthly Interest Due          3,328,172.92      4,392,251.39
     Investor Monthly Fees Due              1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                0.00              0.00
     Monthly Funding Requirements           Class A           Class B
     Investor Coupon                            5.09000%          5.28000%
     Investor Monthly Interest Due          3,485,236.11        340,266.67
     Investor Outstanding Interest Due              0.00              0.00
     Investor Additional Interest Due              0.00              0.00
     Investor Total Interest Due            3,485,236.11        340,266.67
     Investor  Default Amount Due           3,041,221.32        286,232.60
     Investor Monthly Fees Due              1,416,666.67        133,333.33
     Investor Additional Fees Due                  0.00              0.00
     Total                                  7,943,124.10        759,832.60

     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     Application of Collections             Class A           Class B
     Available Funds                       11,820,059.00      1,110,655.88
     Monthly Interest Paid                  3,485,236.11        340,266.67
     Investor Default Amount Paid           3,041,221.32              0.00
     Excess Spread                          5,293,601.57        770,389.21
     Monthly Interest Shortfall                     0.00              0.00
     Investor Default Amount Shortfall              0.00        286,232.60
     Required Amount                                0.00        286,232.60
     Monthly Interest Paid                          0.00              0.00
     Investor Default Paid                          0.00        286,232.60
     Investor Additional Amounts Paid               0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     Reallocated Principal                                            0.00
     Monthly Interest Paid                          0.00              0.00
     Investor Default Paid                          0.00              0.00
     Outstanding Monthly Interest                   0.00              0.00
     Principal Charge-Offs                          0.00              0.00
     Principal Funding
     Controlled Accumulation Amount                 0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     Certificates                           Class A           Class B
     Beginning Certificates Balance       850,000,000.00     80,000,000.00
     Interest Distribution                 11,056,611.11      1,079,466.67
     Principal Distribution                         0.00              0.00
     Total Distribution                    11,056,611.11      1,079,466.67
     Ending Certificate Balance           850,000,000.00     80,000,000.00
     Pool Factor                             100.000000%       100.000000%
     Total Distribution Per 1,000                13.0078           13.4933
     Certificate
     Interest Distribution Per 1,000             13.0078           13.4933
     Certificate
     Principal Distribution Per 1,000             0.0000            0.0000
     Certificate

     1st   Collection Account Deposit       3,725,597.22        363,733.33
     2nd Collection Accounts Deposit        3,845,777.78        375,466.67
     3rd Collection Accounts Deposit        3,485,236.11        340,266.67
     Quarterly Interest Distribution       11,056,611.11      1,079,466.67


     Delinquencies                            1-30             31-60

     Number of Accounts                          247,638            62,676
     Balance of Accounts                     586,278,603       163,179,971

     31+Days Delinquency Rate                                      2.9626%

     Change in Account Owner Retained                              0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor            0.0000%
     Current Month Account Owner Retained Interest                 0.0000%
     Factor

     Monthly Trust Activity               CIA Investor       Investor
                                                             Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor         70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage           7.0000000%       77.8045150%
     Principal Allocation Percentage          7.0000000%       77.8045150%
     Finance Charge Collections               955,664.90     13,652,355.70
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 10,639,980.91    151,999,727.32
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 250,453.52      3,577,907.44
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                27,203.32        388,618.93
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                          0.00
     Charged-Off Principal                          0.00
     Reimbursed Principal                           0.00
     Ending Invested/Transferor Amounts    70,000,000.00  1,000,000,000.00
     Group I Information                 Series 1996-3     Series 1997-1
     Invested Amount                    1,000,000,000.00  1,000,000,000.00
     Average Rate                               5.29375%          5.14300%
     Investor Finance Charge               14,040,974.62     14,040,974.62
     Collections
     Investor Principal Collections       151,999,727.32    151,999,727.32
     Investor Default Amount Due            3,577,907.44      3,577,907.44
     Investor Monthly Interest Due          4,264,409.72      4,142,972.22
     Investor Monthly Fees Due              1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                0.00              0.00
     Monthly Funding Requirements         CIA Investor         Total
     Investor Coupon                            5.63000%
     Investor Monthly Interest Due            317,469.44      4,142,972.22
     Investor Outstanding Interest Due              0.00              0.00
     Investor Additional Interest Due              0.00              0.00
     Investor Total Interest Due              317,469.44      4,142,972.22
     Investor  Default Amount Due             250,453.52      3,577,907.44
     Investor Monthly Fees Due                116,666.67      1,666,666.67
     Investor Additional Fees Due                  0.00              0.00

     Total                                    684,589.63      9,387,546.33

     Reallocated Investor Finance Charge Collections         13,883,198.51
     Interest/Principal/Spread                                   19,340.27
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                12.39%
     Base Rate                                                       6.97%
     Application of Collections           CIA Investor         Total
     Available Funds                          971,823.90     13,902,538.78
     Monthly Interest Paid                          0.00      3,825,502.78
     Investor Default Amount Paid                   0.00      3,041,221.32
     Excess Spread                            971,823.90      7,035,814.68
     Monthly Interest Shortfall                                       0.00
     Investor Default Amount Shortfall                          286,232.60
     Required Amount                                            286,232.60
     Monthly Interest Paid                    317,469.44        317,469.44
     Investor Default Paid                    250,453.52        536,686.12
     Investor Additional Amounts Paid               0.00              0.00
     Servicing Fee Paid                                       1,666,666.67
     Excess Finance Charge Collections                        4,514,992.45
     Reallocated Principal                          0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                            0.00
     Outstanding Monthly Interest                   0.00
     Principal Charge-Offs                          0.00
     Principal Funding
     Controlled Accumulation Amount                 0.00              0.00
     Principal Funding Account Deposit                                0.00
     Principal Funding Account Balance                                0.00
     Certificates                         CIA Investor         Total
     Beginning Certificates Balance        70,000,000.00  1,000,000,000.00
     Interest Distribution                    317,469.44     12,453,547.23
     Principal Distribution                         0.00              0.00
     Total Distribution                       317,469.44     12,453,547.23
     Ending Certificate Balance            70,000,000.00  1,000,000,000.00
     Pool Factor                             100.000000%
     Total Distribution Per 1,000                 4.5353
     Certificate
     Interest Distribution Per 1,000              4.5353
     Certificate
     Principal Distribution Per 1,000             0.0000
     Certificate

     1st   Collection Account Deposit                         4,089,330.56
     2nd Collection Accounts Deposit                          4,221,244.45
     3rd Collection Accounts Deposit                          3,825,502.78
     Quarterly Interest Distribution                          8,310,575.01


     Delinquencies                           61-90            91-120

     Number of Accounts                           36,659            24,025
     Balance of Accounts                     106,273,943        74,260,510

     31+Days Delinquency Rate                       0.00 CIA Investor
                                                         Interest Reduced
                                                         Margin

     Monthly Trust Activity                Transferor         Series
                                            Interest        Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                    8.51%
     Beginning Invested /Transferor       285,272,454.53  1,285,272,454.53
     Amount
     Adjusted Invested /Transferor        285,272,454.53  1,285,272,454.53
     Amount
     Floating Allocation Percentage          22.1954850%      100.0000000%
     Principal Allocation Percentage         22.1954850%      100.0000000%
     Finance Charge Collections             3,894,641.02     17,546,996.72
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 43,361,335.30    195,361,062.62
     Discount Percentage
     Discount Option Receivable                     0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                               1,020,678.44      4,598,585.88
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                               110,862.28        499,481.20
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   263,241,246.66  1,263,241,246.66

     Delinquencies                            121+             Total

     Number of Accounts                           31,251           402,249
     Balance of Accounts                     103,696,406  1,033,689,432.55

     Monthly Trust Activity                  Trust
                                             Totals
     Beginning Principal  Receivables   15,101,951,340.68
     Balance
     Special Funding Account Balance                0.00
     Ending Total Principal Balance     15,101,951,340.68
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections           206,177,211.40
     Total Yield                                  16.38%
     Trust Portfolio Yield                        12.56%
     Principal Collections              2,295,492,485.79
     Discount Percentage                           0.00%
     Discount Option Receivable                     0.00
     Collections
     Monthly Payment Rate                         15.20%
     Defaults                              54,033,384.04
     Monthly Default Rate                          4.29%
     Net Monthly Default Rate                      3.83%
     Recoveries                             5,868,904.12
     Adjustments                           18,983,852.86
     New Receivables                    2,109,643,030.31
     Ending Principal  Receivables      14,843,084,648.30
     Balance
     Minimum Series Required Balance    1,070,000,000.00
     Special Funding Account Balance                0.00
     Ending Total Principal Balance     14,843,084,648.30

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 14,843,084,648.30
     Group I Information                  Group Total
     Invested Amount                    3,750,000,000.00
     Average Rate                               5.33886%
     Investor Finance Charge               52,653,654.83
     Collections
     Investor Principal Collections       569,998,977.45
     Investor Default Amount Due           13,417,152.89
     Investor Monthly Interest Due         16,127,806.25
     Investor Monthly Fees Due              6,250,000.00
     Investor Additional Amounts Due                0.00

Group:                                  Group 1
Series:                                 Series 1997-1
Supplement Date:                        14-May-97

MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1997-1


     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/99 with respect to the performance of the Trust during the month of 07/01/99 to 07/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                            $13.00777778

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                            $13.00777778

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                             $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                    $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount                                   $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                   $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                              $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                            $13.49333338
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                            $13.49333338
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                   $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Class B Invested Amount                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth in paragraph 1 above, per $1,000
     original certificate principal                                 $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                        $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                   $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                              $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                          $317,469.44
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                         $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                     $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                         $15,101,951,340.68
Receivables:
Beginning of the Month Finance Charge Receivables:        $342,047,578.95
Beginning of the Month Discounted                                   $0.00
Receivables:
Beginning of the Month Premium                                      $0.00
Receivables:
Beginning of the Month Total                             $15,443,998,919.63
Receivables:


Removed Principal Receivables:                                      $0.00
Removed Finance Charge Receivables:                                 $0.00
Removed Total Receivables:                                          $0.00


Additional Principal Receivables:                                   $0.00
Additional Finance Charge Receivables:                              $0.00
Additional Total Receivables:                                       $0.00


Discounted Receivables Generated this                               $0.00
Period:
Premium Receivables Generated this                                  $0.00
Period:
End of the Month Principal Receivables:                  $14,843,084,648.30
End of the Month Finance Charge                           $356,594,723.57
Receivables:
End of the Month Discounted                                         $0.00
Receivables:
End of the Month Premium Receivables:                               $0.00
End of the Month Total Receivables:                      $15,199,679,371.87


Special Funding Account Balance                                     $0.00
Aggregate Invested Amount (all Master Trust Series)      $11,750,000,000.00

End of the Month Total Transferor                        $3,449,679,371.87
Amount


DELINQUENCIES AND LOSSES ---
                                                         RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                  $163,179,970.85
   61-90 Days Delinquent                                  $106,273,942.73
   91+ Days Delinquent                                    $177,956,915.97

   Total 31+ Days Delinquent                              $447,410,829.55

Defaulted Accounts During the Month                        $54,033,384.04

INVESTED AMOUNTS ---

Class A Initial Invested Amount            $850,000,000
Class B Initial Invested Amount             $80,000,000
Collateral Initial Invested Amount          $70,000,000
INITIAL INVESTED AMOUNT                                    $1,000,000,000

Class A Invested Amount                 $850,000,000.00
Class B Invested Amount                  $80,000,000.00
Collateral Invested Amount               $70,000,000.00
INVESTED AMOUNT                                            $1,000,000,000


Class A Adjusted Invested Amount        $850,000,000.00
Class B Adjusted Invested Amount         $80,000,000.00
Collateral Invested Amount               $70,000,000.00
ADJUSTED INVESTED AMOUNT                                   $1,000,000,000


MONTHLY SERVICING FEE                                       $1,666,666.67


INVESTOR DEFAULT AMOUNT                                     $3,577,907.44


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                  5.33886%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                $52,653,654.83
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                 $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                            $13,417,152.89
GROUP 1 INVESTOR MONTHLY FEES                               $6,250,000.00
GROUP 1 INVESTOR MONTHLY INTEREST                          $16,127,806.25


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                  8.51%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                     $17,546,996.72
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                    $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED AMOUNT                    $4,598,585.88
SERIES 1997-1 MONTHLY FEES                                  $1,666,666.67
SERIES 1997-1 ALLOCABLE PRINCIPAL COLLECTIONS             $195,361,062.62
SERIES 1997-1 REQUIRED TRANSFEROR AMOUNT                   $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                      77.80%

INVESTOR FINANCE CHARGE COLLECTIONS                        $13,652,355.70
INVESTOR DEFAULT AMOUNT                                     $3,577,907.44
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS            $13,883,198.51
PRINCIPAL ALLOCATIONS PERCENTAGE                                    77.80%
AVAILABLE PRINCIPAL COLLECTIONS                           $151,999,727.32


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                         85.00%

    Class A Floating Percentage of       $11,820,059.00
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                 $0.00
TOTAL CLASS A AVAILABLE FUNDS                              $11,820,059.00

   Class A Monthly Interest               $3,485,236.11
   Class A Servicing Fee (if                      $0.00
applicable)
   Class A Investor Default Amount        $3,041,221.32
TOTAL CLASS A EXCESS SPREAD                                 $5,293,601.57

CLASS A REQUIRED AMOUNT                                             $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                          8.00%

CLASS B AVAILABLE FUNDS                                     $1,110,655.88

   Class B Monthly Interest                 $340,266.67
   Class B Servicing Fee (if                      $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                   $770,389.21

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                       7.00%

COLLATERAL AVAILABLE FUNDS                                    $971,823.90
   Collateral Interest Servicing Fee                                $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $971,823.90

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                         $7,035,814.68
                                                    C-6

Excess Spread Applied to Class A Required Amount                    $0.00
Excess Spread Applied to Class A Investor Charge                    $0.00
Offs
Excess Spread Applied to Class B Required Amount              $286,232.60
Excess Spread Applied to Reductions of                              $0.00
Class B
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral                           $317,469.44
Monthly
Interest
Excess Spread Applied to Unpaid                             $1,666,666.67
Monthly
Servicing Fee
Excess Spread Applied Collateral                              $250,453.52
Default Amount
Excess Spread Applied to Reductions of                              $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                    $0.00
Account
Excess Spread Applied to Other Amounts Owed to                      $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                          $4,514,992.45

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                   $52,143,353.90
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                   $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                   $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                   $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                   $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                   $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                   $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                   $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                   $0.00
Applied to
Collateral Default Amount
                                                    C-7

Excess Finance Charge Collections                                   $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                   $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                   $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                          6.97%                 1
Base Rate (Prior Month)                            7.47%                 1
Base Rate (Two Months Ago)                         7.29%                 1
THREE MONTH AVERAGE BASE RATE                                        7.24%

Series Adj Portfolio Yield (Curr Month)           12.39%                 1
Series Adj Portfolio Yield (Prior                 11.94%                 1
Month)
Series Adj Port Yield (Two Months Ago)            13.64%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                       12.66%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                        85.00%

   Class A Principal Collections        $129,199,768.22

CLASS B PRINCIPAL PERCENTAGE                                         8.00%

   Class B Principal Collections         $12,159,978.19

COLLATERAL PRINCIPAL PERCENTAGE                                      7.00%
   Collateral Principal Collections      $10,639,980.91

AVAILABLE PRINCIPAL COLLECTIONS         $151,999,727.32

REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                   $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                    $0.00
Deficit Controlled Accumulation Amount            $0.00
CONTROLLED DEPOSIT AMOUNT                                           $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                   $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER           $151,999,727.32
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                        $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                  $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                     $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                      $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas F. Donahue
     __________________________________
          Name:   Thomas F. Donahue
          Title:  Servicing Officer